UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 22, 2017

Twitter, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36164	20-8913779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1355 Market Street, Suite 900

San Francisco, CA 94103

(Address of principal executive offices, including zip code)

(415) 222-9670

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 22, 2017, Twitter, Inc. (the “Company”) held its annual meeting of stockholders at the Company’s San Francisco offices located at 1355 Market Street, San Francisco, California (the “Meeting”). Present at the Meeting in person or by proxy were holders of 583,434,536 shares of Common Stock, representing 79.95% of the voting power of all issued and outstanding shares of common stock of the Company as of March 30, 2017, the record date for the Meeting, and constituting a quorum for the transaction of business.

The stockholders of the Company voted on the following proposals at the Meeting, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 7, 2017:

1.	To elect three Class I directors to serve until the Company’s 2020 annual meeting of stockholders and until their successors are duly elected and qualified;
2.	To approve, on an advisory basis, the compensation of the Company’s named executive officers;
3.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2017; and
4.	To consider a stockholder proposal regarding a report on users owning the Twitter platform.

1. Election of Directors

Nominee	For	Against	Abstained	Broker Non-Votes
Omid R. Kordestani	328,545,285	12,332,400	886,404	241,670,447
Marjorie Scardino	335,647,965	5,328,512	787,612	241,670,447
Bret Taylor	336,937,912	4,153,430	672,747	241,670,447

Based on the votes set forth above, each director nominee was duly elected as a Class I director to serve until the Company’s 2020 annual meeting of stockholders and until his or her successor is duly elected and qualified.

2.	Advisory Vote on Compensation of Named Executive Officers
For	Against	Abstained	Broker Non-Votes
332,283,384	8,292,875	1,187,831	241,670,446

Based on the votes set forth above, the stockholders advised that they were in favor of the compensation of the Company’s named executive officers.

3. Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstained
566,245,010	12,700,598	4,488,928

Based on the votes set forth above, the stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2017.

4.	Stockholder Proposal Regarding a Report on Users Owning the Twitter Platform
For	Against	Abstained	Broker Non-Votes
15,978,718	323,830,975	1,954,395	241,670,448

Based on the votes set forth above, the stockholders did not approve the stockholder proposal regarding a report on users owning the Twitter platform.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWITTER, INC.

By:	/s/ Vijaya Gadde
Vijaya Gadde General Counsel & Secretary

Date:  May 23, 2017